













LAREDO
PETROLEUM

Corporate Presentation

September 2016

Forward-Looking / Cautionary Statements

This presentation and all oral statements made in connection herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Led By Experienced Management Team

- **Each member of the senior management team has more than 30 years of energy industry experience**
- **Randy Foutch has founded four successful exploration and production companies and operated through a range of oil price environments**



Historical Oil Price and Company Timeline
WTI Price ($/Bbl)
$120
$80
$40
$0
Colt Resources
Lariat Petroleum
Latigo Petroleum
Laredo Petroleum
Jan-1986
Dec-1986
Nov-1987
Oct-1988
Sep-1989
Aug-1990
Jul-1991
Jun-1992
May-1993
Apr-1994
Mar-1995
Feb-1996
Jan-1997
Dec-1997
Nov-1998
Oct-1999
Sep-2000
Aug-2001
Jul-2002
Jun-2003
May-2004
Apr-2005
Mar-2006
Feb-2007
Jan-2008
Dec-2008
Nov-2009
Oct-2010
Sep-2011
Aug-2012
Jul-2013
Jun-2014
May-2015
Apr-2016

Prior Investments Driving Results

- **Data to power the Earth Model**
  - Earth Model and optimized completions have yielded well results averaging >30% higher than 1 MM+ BOE type curves

- **Production Corridors that lower operating and capital costs**
  - Production corridors provided a ~$0.72/BOE benefit to 1H-16 LOE
  - 10,000' UWC and MWC drilling and completions costs decreased ~$2mm in 1H-16

- **Medallion-Midland Basin Pipeline System**
  - Medallion-Midland Basin Pipeline expected to double delivered volumes in 2016

Prior strategic investment benefits and continuous performance improvement yield repeatable results

2Q-16 Highlights

- **Company record production**
  - Produced 47,667 BOE/d, exceeding the top end of updated production guidance

- **Lower costs**
  - Reduced unit LOE by 36% YoY to $4.43/BOE from $6.90/BOE in 2Q-15
  - Recognized >$6.4 MM of total realized benefits from prior LMS field infrastructure investments through reduced costs and increased revenue

- **Exceptional hedges**
  - Received $45 MM of net cash settlements on commodity derivatives, net of premiums paid, increasing the average realized sales price by $19.49/Bbl for oil and $0.82/Mcf for natural gas

Continued gains in well productivity lead the Company to raise 3Q-16 and FY-16 production guidance

Raising 3Q-16 and FY-16 Production Guidance

Anticipated 2016 production growth of 6% - 8%



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Production[1,2] (MBOE)
2011
2012
2013
2014
2015
FY-16E
~22% CAGR
Original FY-16 Guidance Mdpt 15.5 MMBOE
Actual
Estimate

- **Increasing 3Q-16 production guidance to a range of 4.4 – 4.6 MMBOE from 4.2 – 4.4 MMBOE**
- **Increasing FY-16 production guidance to a range of 17.4 – 17.7 MMBOE from 17.0 – 17.3 MMBOE**
- **Production guidance increases attributable to**
  - **Earth Model and enhanced completions**
  - **Infrastructure benefits**
  - **Maintaining third rig throughout 2016**

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics
[2] 2011 - 2013 adjusted for Granite Wash divestiture, closed August 1, 2013

Reducing 3Q-16 Unit LOE Guidance

3Q-16 unit LOE guidance reduced to $4.20 - $4.50/BOE


$8
$7
$6
$5
$4
$3
$2
$1
$0
LOE ($/BOE)
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16E
Actual
Estimate

Capitalizing on Contiguous Acreage Position

- **Contiguous acreage position with ~4,500 gross feet of prospective zones**
- **Centralized infrastructure in multiple production corridors and ability to drill long laterals enable increased capital and operational efficiencies**
- **25 horizontal wells completed in 1H-16 averaged >9,600' completed lateral length with 18 of the wells receiving benefits from production corridors**

>80% of acreage HBP, enabling a concentrated development plan along production corridors[2]

150,042 gross/127,932 net acres[1]


HOWARD
GLASSCOCK
STERLING
TOM GREEN
IRION
Laredo Garden City leasehold
Production corridor (existing)
Production corridor (planned)
Corridor benefits (existing)
Corridor benefits (planned)

[1] As of 9/1/16
[2] As of 7/31/16

Bolt-On Acquisition Capitalizes on Existing Footprint



1. Encana
Clark 1 1201 1201H
UWC
802 BOE/D 30-day Avg. IP²
2. Encana
Clark 1 1202 1202H
UWC
772 BOE/D 30-day Avg. IP²
3. Energen
Daniel SN 7-6 Unit 504H
Lower Spraberry
882 BOE/D 30-day Avg. IP²
4. Energen
Brazos SN 17-8 06 206H
MWC
1,022 BOE/D 30-day Avg. IP²
5. Energen
Brazos SN 17-8 07 207H
MWC
975 BOE/D 30-day Avg. IP²
1
2
3
4
5
Laredo leasehold¹
Acquired acreage
Production corridor (planned)
Corridor benefits (planned)

- Bolt-on acreage acquired within existing footprint at an attractive price
- Facilitates value-added planned Western Glasscock production corridor

Integrating newly acquired acreage into 2017 development program

[1] Assumes remaining acquired acreage will close satisfactorily
Note: Of $125 MM purchase price, $115.6 MM has closed as of 9/1/16 and $9.4 MM is expected to close upon the satisfaction of certain preferential purchase rights or consents
[2] Well data from IHS

LAREDO PETROLEUM

Earth Model and Optimized Completions Drive Performance



Standard Wellbore

Earth Model is facilitating the landing and steering of the wellbore and optimizing the completion to provide significant production uplift

Completion optimization:

- 1,800 lbs - 2,400 lbs of sand per foot
- Varying stage length and cluster spacing
- Applying learnings from proprietary Gas Technology Institute project



Geosteering (stay in zone)
Frac Design & Spacing
1
2
3
Select Landing Point
Frac Barrier

Earth Model and Optimized Completions Benefits by Horizon


Upper Wolfcamp
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.1 MMBOE
23 Wells Avg. 1,706 #/ft Sand
~125% Type Curve


Middle Wolfcamp
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.0 MMBOE
11 Wells Avg. 1,793 #/ft Sand
~147% of Type Curve


Cline
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.0 MMBOE
2 Wells Avg. 1,781 #/ft Sand
~116% of Type Curve
Cumulative production
Type curve

Wells drilled with the Earth Model and optimized completions have resulted in significant outperformance versus the Company's type curves

Note: Average cumulative production data through 8/27/16. Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed

Infrastructure Lowers Capital & Operating Costs

- Infrastructure includes crude gathering/transportation, water gathering, distribution & recycle, natural gas gathering, and centralized gas lift compression
- Invested ~$150 MM to date in crude oil, water and natural gas midstream assets
- ~185 horizontal wells served by production corridors with potential for >2,500 more[1]
- >$6.4 MM total realized benefits in 2Q-16[2]
- ~$26.5 MM total estimated benefits for FY-16[2]

Prior investment in infrastructure providing tangible benefits



HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Natural gas lines
Oil gathering lines
Water lines
LPI leasehold
Corridor benefits (existing)
Corridor benefits (planned)

LAREDO PETROLEUM

[1] Includes planned Western Glasscock production corridor
[2] Benefits defined as capital savings, LOE savings, price uplift and LMS net operating income
[3] Existing production corridors only, does not include planned Western Glasscock production corridor

Corridor Financial Benefits

~$1.8 million benefit over life of each 10,000' corridor well, with >25% of the benefit received in the first six months[1]



Water
Oil
Gas

LMS Service	2Q-16 Benefits Actual ($ MM)	2016 Benefits Estimated ($ MM)[1]	LPI Financial Benefits
Crude Gathering	$2.4	$10.5	Increased revenues & 3rd-party income
Centralized Gas Lift	$0.2	$0.8	LOE savings
Frac Water (Recycled vs Fresh)	$0.4	$2.0	Capital savings
Produced Water (Recycled vs Disposed)	$0.6	$2.7	Capital & LOE savings
Produced Water (Gathered vs Trucked)	$2.8	$10.5	Capital & LOE savings
Corridor Benefit	$6.4	$26.5	

[1] Benefits estimates as of July 31, 2016

Top-Tier Unit LOE[1]


2Q-15
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
LOE ($/BOE)
Peer Average: $8.15/BOE
$6.90 Per BOE
Peer Peer Peer Peer Peer Peer LPI Peer


2Q-16
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
LOE ($/BOE)
Peer Average: $5.79/BOE
$4.43 Per BOE
Peer Peer Peer Peer Peer Peer LPI Peer

Production corridor assets reduced unit LOE ~$0.72/BOE in 2Q-16

[1] Peers are CPE, CXO, EGN, FANG, PE, PXD, RSPP. Two-stream reporters were converted to three-stream utilizing an 18% volume uplift

LAREDO PETROLEUM

Laredo Drilling Efficiencies Yield Ongoing Savings

Increased Efficiencies



Total Drilling Efficiency
Average Feet Drilled
Rig Accept to Rig Release (Ft/Day)
1,200
1,000
800
600
400
200
0
~85% Increase
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16



Drilled Lateral Length
Average Drilled Lateral Length (Ft)
12,000
10,000
8,000
6,000
4,000
2,000
0
>43% Increase
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16

Lower Costs



Average Drilling Days
Average Drilling Days Rig Accept
to Rig Release (Days)
30
25
20
15
10
5
0
>40% Decrease
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16



D&C Cost per Foot
D&C Cost per
Completed Foot ($/Ft)
$1,200
$1,000
$800
$600
$400
$200
$0
>40% Decrease
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16

Decreasing D&C Costs



10,000' D&C Capital Savings[1]
D&C Capital Per Well ($ MM)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Decreased $1.9 MM
$8.2
$1.4
$6.8
$6.9
$1.0
$5.9
$6.3
$0.9
$5.4
YE-15[2]
FY-16E (Feb)
FY-16E (Current)
1,800 lb sand completion addition
1,100 lb D&C capital

- **D&C costs for recent Upper and Middle Wolfcamp wells have been in the mid $5 million range**

- **D&C capital includes:**
  - Pad preparation
  - Well-site metering
  - Heater treaters
  - Separation equipment
  - Artificial lift equipment

23+% average D&C capital savings YTD in all zones

[1] Representative of 2-well pad costs
[2] YE-15 well cost estimates for FY-16

LAREDO PETROLEUM

Medallion-Midland Basin: The Premier Pipeline in the Permian


Yoakum
Terry
Lynn
Garza
Kent
Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Ector
Midland
Glasscock
Sterling
Coke
Crane
Upton
Reagan
Irion
Tom Green
Schleicher

- ~500 miles with >325,000 net acres dedicated to system
- $0.45/Bbl 2Q-16 cash flow margin net to LPI
- YE-16 estimated exit rate of 140,000 BOPD
- ~2 MM acres either under AMI or supporting firm commitments
- Current footprint adjacent to highly productive acreage which facilitates adding additional dedicated acreage without large investments


Medallion–Midland Basin pipelines
Current Oil Production per Square Mile (bbl/d)
0
200
400
600
800
1,000
1,200+

Note: Heat map generated by RS Energy Group

LAREDO PETROLEUM

Medallion-Midland Basin Crude Oil System



Medallion's Delivered Volumes
Volumes (MBOPD)
140
120
100
80
60
40
20
0
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16E
>20% 3rd-party volume increase
Laredo
3rd party



Shell's Tanks, PE II
Bridgetex
MARTIN
HOWARD
MITCHELL
NOLAN
Enterprise
GLASSCOCK
MIDLAND
STERLING
COKE
TOM GREEN
UPTON
IRION
REAGAN
Longhorn Pipeline
CROCKETT
SCHLEICHER

- Truck offloading
- Delivery point
- Refinery
- LPI leasehold
- 3rd-party acreage
- Medallion pipelines

Third-party volumes represented ~80% of total Medallion system volumes in 2Q-16

LAREDO PETROLEUM

Strong Financial Position

- ~$760 million of liquidity[1]
- No term debt due until 2022
  - $950 million of notes callable at Laredo's option in 2017
- Peer-leading, multi-year hedge position



Debt Maturity Summary
Debt ($ MM)
$1,000
$800
$600
$400
$200
$0
5.625%
7.375%
6.250%
2016
2017
2018
2019
2020
2021
2022
2023
$70 MM Revolver (drawn)[1]
$815 MM Borrowing Base[2]
$1.3 B Senior unsecured notes

[1] As of 9/2/16
[2] As of May 2016 redetermination; Medallion interest is not pledged to borrowing base

Top-Tier, Multi-Year Hedge Position


Oil Hedges
% Oil Hedged1
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2H-16
FY-17
FY-18


Natural Gas Hedges
% Natural Gas Hedged1
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2H-16
FY-17
FY-18

	2H-16	FY-17	FY-18	2H-16	FY-17	FY-18
Weighted-Average Floor Price:	$67.13	$57.01	$55.98	$3.00	$2.65	$2.50

Hedging program provides price protection while retaining substantial upside

[1] Utilizing midpoint of current 2016 production for FY-17 and FY-18 percent hedged

Note: Does not include 2017 NGL hedges of 444,000 Bbl of ethane or 375,000 Bbl of propane

Prior strategic investments are driving repeatable increases in well productivity and reduced operational and capital costs

- **Data**
- **Production Corridors**
- **Medallion-Midland Basin Pipeline System**

Appendix







LAREDO PETROLEUM







Updated Third-Quarter 2016 Guidance[1]

	3Q-2016
Production (MMBOE)	4.4 - 4.6
Product % of total production:	
Crude oil	45% - 47%
Natural gas liquids	26% - 27%
Natural gas	27% - 28%
Price Realizations (pre-hedge):	
Crude oil (% of WTI)	~85%
Natural gas liquids (% of WTI)	~25%
Natural gas (% of Henry Hub)	~70%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)	$4.20 - $4.50
Midstream expenses ($/BOE)	$0.15 - $0.35
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)	8.25%
General and administrative expenses:	
General and administrative - cash ($/BOE)	$3.00 - $3.75
General and administrative - noncash stock-based compensation ($/BOE)	$2.25 - $3.00
Depletion, depreciation and amortization ($/BOE)	$8.00 - $9.00

Increased from 4.2 – 4.4 MMBOE

Decreased from $4.25 - $4.75/BOE

[1] As of 9/7/16

LAREDO PETROLEUM

Oil, Natural Gas & Natural Gas Liquids Hedges

OIL[1]	2H-16	2017	2018	Total
Puts:				
Hedged volume (Bbls)	1,098,000	1,049,375	1,049,375	3,196,750
Weighted average price ($/Bbl)	$42.95	$60.00	$60.00	$54.14
Swaps:				
Hedged volume (Bbls)	791,200	2,007,500	1,095,000	3,893,700
Weighted average price ($/Bbl)	$84.82	$51.54	$52.12	$58.46
Collars:				
Hedged volume (Bbls)	1,833,500	2,628,000		4,461,500
Weighted average floor price ($/Bbl)	$73.98	$60.00		$65.74
Weighted average ceiling price ($/Bbl)	$89.62	$97.22		$94.10
Total volume with a floor (Bbls)	3,722,700	5,684,875	2,144,375	11,551,950
Weighted-average floor price ($/Bbl)	$67.13	$57.01	$55.98	$60.08

NATURAL GAS[2]				
Puts:				
Hedged volume (MMBtu)		8,040,000	8,220,000	16,260,000
Weighted average floor price ($/MMBtu)		$2.50	$2.50	$2.50
Collars:				
Hedged volume (MMBtu)	9,384,000	10,731,000	4,635,500	24,750,500
Weighted average floor price ($/MMBtu)	$3.00	$2.76	$2.50	$2.80
Weighted average ceiling price ($/MMBtu)	$5.60	$3.53	$3.60	$4.33
Total volume with a floor (MMBtu)	9,384,000	18,771,000	12,855,500	41,010,500
Weighted-average floor price ($/MMBtu)	$3.00	$2.65	$2.50	$2.68

NATURAL GAS LIQUIDS[3]				
Swaps - Ethane:				
Hedged volume (Bbls)		444,000		
Weighted average price ($/Bbl)		$11.24		
Swaps - Propane:				
Hedged volume (Bbls)		375,000		
Weighted average price ($/Bbl)		$22.26		
Total volume with a floor (Bbls)		819,000		

LAREDO PETROLEUM

Note: Open positions as of 06/30/16, including hedges placed through 09/01/16

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period

[3] Natural gas liquids derivatives are settled based on the month's daily average of OPIS Mt. Belvieu Purity Ethane and TET Propane

Upper Wolfcamp Type Curves

10,000' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

- EUR: 1,110 MBOE (45% oil)
- 180-day cumulative: 118 MBOE (61% oil)
- 365-day cumulative: 187 MBOE (58% oil)

Normalized production[1]
Type curve

7,500' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 90 MBOE (61% oil)
- 365-day cumulative: 142 MBOE (58% oil)

Normalized production[2]
Type curve

LAREDO PETROLEUM

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 7/21/16, utilizing 73% residue shrink & 116 Bbl/MMcf yield

Middle Wolfcamp Type Curves


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

10,000' Lateral

- EUR: 1,000 MBOE (51% oil)
- 180-day cumulative: 104 MBOE (62% oil)
- 365-day cumulative: 165 MBOE (59% oil)

Normalized production[1]
Type curve


1,000
100
10
BOE/D
1
12
24
36
48
60
Months

7,500' Lateral

- EUR: 750 MBOE (51% oil)
- 180-day cumulative: 79 MBOE (62% oil)
- 365-day cumulative: 125 MBOE (59% oil)

Normalized production[2]
Type curve

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 7/21/16, utilizing 73% residue shrink & 116 Bbl/MMcf yield

LAREDO PETROLEUM

2015 & 2016 (YTD) Actuals

		1Q-15	2Q-15	3Q-15	4Q-15	FY-15	1Q-16	2Q-16
Production	**Production (3-Stream)**							
	BOE/D	**47,487**	**46,532**	**44,820**	**40,368**	**44,782**	**46,202**	**47,667**
	% oil	**51%**	**46%**	**45%**	**45%**	**47%**	**48%**	**46%**
Realized Pricing	**3-Stream Prices**							
	Gas ($/Mcf)	$2.14	$1.82	$2.01	$1.76	$1.93	$1.31	$1.31
	NGL ($/Bbl)	$13.34	$12.85	$10.36	$11.06	$11.86	$8.50	$12.24
	Oil ($/Bbl)	$41.73	$50.77	$42.88	$36.97	$43.27	$27.51	$39.37
Unit Cost Metrics	**3-Stream Unit Cost Metrics**							
	Lease Operating ($/BOE)	$7.58	$6.90	$6.09	$5.83	$6.63	$4.88	$4.43
	Midstream ($/BOE)	$0.37	$0.38	$0.26	$0.43	$0.36	$0.14	$0.27
	G&A ($/BOE)	$5.11	$5.48	$5.56	$6.04	$5.53	$4.63	$4.73
	DD&A ($/BOE)	$16.83	$17.03	$16.19	$18.01	$16.99	$9.87	$7.88

2014 Two-Stream to Three-Stream Conversions

		1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	**Production (2-Stream)**					
	BOE/D	**27,041**	**28,653**	**32,970**	**39,722**	**32,134**
	% oil	58%	58%	59%	60%	59%
	Production (3-Stream)					
	BOE/D	**32,358**	**33,829**	**38,798**	**46,379**	**37,882**
	% oil	49%	49%	50%	51%	50%
Realized Pricing	**2-Stream Prices**					
	Gas ($/Mcf)	$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices					
	Gas ($/Mcf)	$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)	$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	**2-Stream Unit Cost Metrics**					
	Lease Operating ($/BOE)	$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)	$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)	$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)	$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics					
	Lease Operating ($/BOE)	$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)	$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)	$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)	$17.03	$17.23	$17.91	$18.72	$17.83